Foot note for GS Trust - Section G - G.1.a.vi

Item C.16 and Item C.17 (Fund of Funds)

The Goldman Sachs Tax-Advantaged Global Equity
Portfolio and Goldman Sachs Enhanced Dividend Global
Equity Portfolio (the "Funds") invest primarily in a combination of domestic and international equity and fixed income investment portfolios (the "Underlying
Funds"), which are registered under the Investment
Company Act of 1940, as amended, for which Goldman
Sachs Asset Management, L.P. or Goldman Sachs Asset
Management International acts as investment adviser. The Funds do not utilize brokers or engage in principal transactions to reallocate its investment among the Underlying Funds.